 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 1, 2022
The Pennant Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38900	83-3349931

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1675 E Riverside Drive, Suite 150,
Eagle, ID 83616

(Address of principal executive offices and Zip Code)
Registrant's telephone number, including area code: (208) 506-6100
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	PNTG	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Pennant Group, Inc. (the “Corporation”) held its Annual Meeting of Stockholders (the “Annual Meeting”) on June 1, 2022. The number of issued and outstanding shares of the Corporation’s common stock entitled to vote at the Annual Meeting was 28,848,532. These shares were issued and outstanding as of April 4, 2022, which was the record date for the Annual Meeting. There were present at the Annual Meeting, either in person or by proxy, 26,902,516 shares of the Corporation’s common stock. The matters voted upon at the Annual Meeting and the results of the votes were as follows:

1.The two nominees named below were elected by a majority of votes cast to serve as Class III directors of the board of directors, to serve until the 2025 Annual Meeting and until a successor is elected and qualified, and the voting rights were as follows:

Director	Votes For	Votes Against	Abstentions	Broker Non-Votes
JoAnne Stringfield	23,823,454	1,295,762	3,793	1,779,507
Stephen M. R. Covey	18,771,757	6,229,744	121,508	1,779,507

2.The selection of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2022, was ratified, and the voting results were as follows:

Votes For	Votes Against	Abstentions
26,876,956	20,793	4,767

3.The compensation paid to the company's named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, was approved on an advisory basis, and the voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
24,855,389	261,625	5,995	1,779,507

4.The shareholders' preferred frequency with which the Company is to hold an advisory stockholder vote to approve the compensation of the named executive officers was once every year and the voting results were as follows:

One year	Two years	Three years	Abstentions	Broker Non-Votes
24,140,990	2,576	934,150	45,293	1,779,507

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 2, 2022	THE PENNANT GROUP, INC.
	By:	/s/ JENNIFER L. FREEMAN
Jennifer L. Freeman
Chief Financial Officer